UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)
November 24, 2016

APEX 9 Inc.
 (Exact Name of Registrant as Specified in Its Charter)

DELAWARE
 (State or Other Jurisdiction of Incorporation)

000-54966	46-2823100
(Commission File Number)	(IRS Employer Identification No.)

2251 North Rampart Blvd, #182 Las Vegas, NV	89128
(Address of Principal Executive Offices)	(Zip Code)

801-830-8288
 (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of  the following provisions (see General Instruction A.2. below):

   ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   ☐   Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   ☐   Pre-commencement  communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   ☐   Pre-commencement  communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01 Changes in Control of Registrant.

On November 24, 2016,  Ferris Holdings sold 10,000,000 shares (100% of the outstanding) in Apex 9, Inc. to Heritage Mining Company along with accrued liabilities and related party payables to Heritage Mining Company.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 24, 2016 Barry Epling resigned as sole officer and director of the corporation and Heritage Mining Company elected Steven R. Skirvin to fill those positions until the next regularly scheduled election of directors and officers.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a)    Not Applicable.

b)    Not Applicable.

c)    Exhibits

Exhibit No.	Description of Exhibit

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant has duly caused this report to be signed on its behalf by the  undersigned hereunto duly authorized.

Date:  December 5, 2016

By: /s/ Steven R. Skirvin
Name:  Steven R. Skirvin
Title:  President